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                                                                    EXHIBIT 99.2


UNITED STATES OF AMERICA
    BEFORE FEDERAL TRADE COMMISSION

      In the matter of

    DIGITAL EQUIPMENT CORPORATION, a corporation.

      File No. 981-0040

    AGREEMENT CONTAINING CONSENT ORDER

The Federal Trade Commission ("Commission") having initiated an investigation of the proposed transaction through which Intel Corporation ("Intel") is to acquire certain assets of Digital Equipment Corporation ("Digital"), including the semiconductor fabrication facility at which Digital manufactures its Alpha family of microprocessors; and Digital having represented to the Commission its plans to continue developing and promoting Alpha microprocessors despite the sale of the microprocessor facility; and Digital having licensed Samsung Electronics Co., Ltd. to develop, manufacture and sell Alpha microprocessors and having entered into a Memorandum of Understanding with Advanced Micro Devices, Inc., that contemplates a comparable license; and it now appearing that Digital, sometimes referred to as the "proposed respondent," is willing to enter into this Agreement Containing Consent Order ("Agreement") in order to confirm its future plans for Alpha and to provide for other relief,

IT IS HEREBY AGREED by and between Digital, by its duly authorized officers and attorneys, and counsel for the Commission that:

1. Proposed respondent Digital is a corporation organized, existing, and doing business under and by virtue of the laws of the Commonwealth of Massachusetts, with its office and principal place of business located at 111 Powdermill Road, Maynard, Massachusetts 01754.

2. Proposed respondent admits all the jurisdictional facts set forth in the draft of Complaint here attached.

3. Proposed respondent waives:

     (a) any further procedural steps;

     (b) the requirement that the Commission's decision contain a statement of findings of fact and conclusions of law;

     (c) all rights to seek judicial review or otherwise to challenge or to contest the validity of the Order entered pursuant to this Agreement; and

     (d) any claim under the Equal Access to Justice Act.

4. This Agreement shall not become part of the public record of the proceeding unless and until it is accepted by the Commission. If this Agreement is accepted by the Commission it, together with the draft of Complaint contemplated thereby, will be placed on the public record for a period of sixty (60) days and information in respect thereto will be publicly released. The


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Commission thereafter may either withdraw its acceptance of this Agreement and so notify proposed respondent, in which event it will take such action as it may consider appropriate, or issue and serve its Complaint (in such form as the circumstances may require) and decision, in disposition of the proceeding.

5. This Agreement is for settlement purposes only and does not constitute an admission by proposed respondent that the law has been violated as alleged in the draft Complaint here attached, or that the facts alleged in the draft Complaint, other than jurisdictional facts, are true.

6. This Agreement contemplates that, if it is accepted by the Commission, and if such acceptance is not subsequently withdrawn by the Commission pursuant to the provisions of ss. 2.34 of the Commission's Rules, the Commission may, without further notice to the proposed respondent, (1) issue its Complaint corresponding in form and substance with the draft of Complaint here attached and its decision containing the following Order in disposition of the proceeding and (2) make information public with respect thereto. When so entered, the Order shall have the same force and effect and may be altered, modified or set aside in the same manner and within the same time provided by statute for other orders. The Order shall become final upon service. Delivery by the U.S. Postal Service of the Complaint and decision containing the agreed-to Order to proposed respondent at the addresses stated in this Agreement shall constitute service. Proposed respondent waives any rights they may have to any other manner of service. The Complaint may be used in construing the terms of the Order. No agreement, understanding, representation, or interpretation not contained in the Order or the Agreement may be used to vary or contradict the terms of the Order.

7. By signing this Agreement, proposed respondent represents that it can accomplish the full relief contemplated by this Order.

8. Proposed respondent has read the proposed Complaint and Order contemplated hereby. Proposed respondent understands that once the Order has been issued, it will be required to file one or more compliance reports showing that it has fully complied with the Order.

9. Proposed respondent further understands that it may be liable for civil penalties in the amount provided by law for each violation of the Order after it becomes final. Proposed respondent agrees to be bound by the terms of the proposed Order pending its final approval by the Commission.

                                      ORDER

                                       I.

IT IS ORDERED that, as used in this Order, the following definitions shall apply:

     A. "Respondent" or "Digital" means Digital Equipment Corporation, its directors, officers, employees, agents and representatives, predecessors, successors, and assigns; its subsidiaries, divisions, groups and affiliates controlled by Digital Equipment Corporation and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

     B. "Intel" means Intel Corporation, a corporation organized, existing, and doing business under and by virtue of the laws of the State of Delaware, with its office and principal place of business located at 2200 Mission College Boulevard, Santa Clara, California 95052.

     C. "AMD" means Advanced Micro Devices, Inc., a corporation organized,


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     existing, and doing business under and by virtue of the laws of the State of Delaware, with its office and principal place of business located at One AMD Place, P.O. Box 3453, Sunnyvale, California 94088-3453.

     D. "IBM" means International Business Machines, Inc., a corporation organized, existing, and doing business under and by virtue of the laws of the State of Delaware, with its office and principal place of business located at 1 New Orchard Road, Armonk, New York, 10504.

     E. "Samsung" means Samsung Electronics Co., Ltd., a Korean corporation with offices located at San #24, Nongaeo-Lee, Kiheung-Eup, Yonginn-Si, Kyungki-Do, Korea.

     F. "Digital's Alpha RISC Architecture" means the architecture as defined by the current edition, or previous edition, of Digital's Alpha AXP Architecture Reference Manual, published by or on behalf of Digital.

     G. "Digital Alpha Implementation" means a microprocessor implementation of Digital's Alpha RISC Architecture designed by or for Digital. For purposes of illustration only and without limiting the foregoing, each of the following implementations constitutes a distinct and separate Digital Alpha
     Implementation: EV4, EV5, EV6, EV67, EV68, EV7.

     H. "Alpha Device" means a 64-bit microprocessor that implements the same design and circuitry as, and is equivalent in form, fit and function to, a Digital Alpha Implementation, and that 1) conforms to Digital's Alpha RISC Architecture, 2) executes Digital's Alpha instruction set and 3) meets appropriate Digital quality and branding criteria.

     I. "Device Specifications" means the product specifications for a Digital Alpha RISC Architecture implementation from and after EV56 (e.g., EV56, EV6, EV67, EV68, EV7, etc.), as set forth in the Device Data Sheet and the Device Quality and Reliability Data Sheet to be provided by Digital as amended from time to time, which define the specific functional, performance, electrical, timing, mechanical, environmental, reliability, and other requirements of the Digital Device and which may refer to, and thereby incorporate, other specifications, including without limitation, logic or other design and/or layout specifications.

     J. "Digital Device" means a semiconductor integrated circuit device meeting the applicable Device Specification and embodying the applicable specific logic design of Digital's Alpha RISC Architecture implementation for EV56, EV6 and for any Future Alpha Implementation as designed and manufactured by or on behalf of Digital.

     K. "Future Alpha Implementation" means a semiconductor integrated circuit device meeting the applicable Device Specification and embodying the applicable specific logic design of a Digital Alpha RISC Architecture implementation beyond EV56 and EV6 (e.g., EV67, EV68, EV7, etc.) as designed and manufactured by or on behalf of Digital.

     L. "AMD Device" means a 64-bit microprocessor designed by or for AMD that
     1) conforms to Digital's Alpha RISC Architecture, 2) executes Digital's Alpha instruction set and 3) meets appropriate Digital quality and branding criteria.


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     M. "AMD Derivative" means a 64-bit microprocessor derived from an Alpha
     Device or AMD Device, that incorporates a modification or improvement designed by or for AMD and 1) conforms to Digital's Alpha RISC Architecture, 2) executes Digital's Alpha instruction set and 3) meets appropriate Digital quality and branding criteria.

     N. "AMD Licensed Products" means integrated circuits designed by or for AMD including, but not limited to Alpha Devices, AMD Devices and AMD Derivatives. AMD Licensed Products shall exclude SPARC, PA RISC, POWER PC and MIPS families of microprocessors.

     O. "AMD 64-bit Microprocessor" means an AMD Licensed Product that is a 64-bit microprocessor.

     P. "Samsung Device" means a fully qualified, packaged and tested semiconductor integrated circuit, that 1) is based upon and conforms to and incorporates Digital's Alpha RISC Architecture, 2) embodies a specific logic design provided to Samsung by Digital corresponding to the Digital Device, including updates by Digital thereto, and 3) conforms to the Device Specification, Branding Standard and Product Qualification Procedures.

     Q. "Samsung Alpha Architecture Device" means a microprocessor manufactured and designed by or on behalf of Samsung and that 1) conforms to Digital's Alpha RISC Architecture, as specified in Digital's Alpha Architecture Reference Manual, as revised from time to time by Digital, 2) executes Digital's Alpha instruction set, and 3) conforms to the Branding Standard and Product Qualification Procedures.

     R. "Samsung Derivative" means a semiconductor integrated circuit device embodying the design of Digital's EV56 or EV6 Alpha RISC Architecture implementation (or any Future Alpha Implementation licensed to Samsung) as the case may be, including updates made thereto by Digital and updates made thereto by Samsung to a Samsung Device, and with such additions, deletions, modifications, improvements and redesigns made by Samsung to a Samsung Device including, but not limited to, design package, testing or die size changes, as result in a final device having any of the following changes (but no other changes) to a Samsung Device:

          (i) change in die size due to mask size change and/or due to employing any CMOS process technology;

          (ii) modification, reduction, addition, or replacement of SRAM cell;

          (iii) change or redesign of cache memory architecture, including necessary implementation to change I/O interfaces;

          (iv) change to form, fit or function of the EV56 or the EV6 Device Specification other than changes or modifications to the EV6 or EV56 "core," which, for purposes of this subsection shall be defined to mean the Samsung Device, excluding the I/O pad ring and caches; and/or

          (v) any change to the Alpha RISC Architecture, or any change not included in (i), (ii), (iii) or (iv) above, to the Device Specification, Product Qualification Procedures or the form, fit or function of the


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          EV56 or EV6 Device Specification, in either case, which has been specifically approved by Digital in its sole discretion, in accordance with the provisions of Section 3.3 (b)(ii) of the Samsung License Agreement referred to in Paragraph III.A. of this Order.

     S. "Alpha Microprocessor Technology" means the information, materials, and technology relating to any Digital Alpha Implementation and associated Alpha architectural specification including, but not limited to, layout database and schematics, test programs and vectors, models, design data simulation results, all HAL, PAL, and BIOS codes, design documentation and customer product documentation, and including all updates.

     T. "Software Products" means Digital commercial software products necessary to generate or optimize binary code for Digital Alpha Implementations.

     U. "CAD Tools" means Digital CAD Tools, including all updates, applicable to the design, development and manufacture of Digital Alpha
     Implementations.

     V. "Software Tools" means Digital software tools as to which Digital has the right to grant a license, including all updates, used to generate or optimize binary code for Digital Alpha Implementations.

     W. "Digital Technology" means Alpha Microprocessor Technology, Software Products (in both source and object code form), Software Tools (in both source and object code form), FX!32 Software (in both source and object code form) and CAD Tools (in both source and object code form).

     X. "Digital Intellectual Property Rights" with regard to Paragraph II of this Order means all patents, patent applications, copyrights, mask works, know-how and trade secrets owned by Digital covering 1) Digital Alpha Implementation, 2) Digital's Alpha RISC Architecture or 3) Digital Technology; and, with regard to Paragraph III of this Order, "Digital Intellectual Property Rights" has the same meaning as set forth in Section
     1.16 of the Samsung License Agreement referred to in Paragraph III.A. of this Order, covering 1) Digital Alpha Implementation, 2) Digital's Alpha RISC Architecture or 3) Digital Technology.

     Y. "Commission" means the Federal Trade Commission.

     Z. "Intel/Digital Settlement" means all transactions and agreements contemplated by, or necessary to implement, the Settlement Agreement Between Digital Equipment Corporation and Intel Corporation, dated October 26, 1997.

     AA. "FX!32 Software" shall mean the Digital software known as FX!32 for runtime emulation and background binary translation of x86 binaries to native Alpha code and associated documentation, including updates, meaning all corrections, bug fixes, modifications, and enhancements to the FX!32 Software, in both object or source code form, made by or for Digital.

                                       II.

IT IS FURTHER ORDERED that:

     A. Respondent shall grant a license, by the date this Order becomes final, to Advanced Micro Devices, Inc. ("AMD"), or to a licensee that receives the prior
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     approval of the Commission, and only in a manner that receives the prior approval of the Commission and is consistent with the framework of the Memorandum of Understanding entered into between Digital and AMD, dated March 30, 1998 (the "MOU"), which provides, inter alia:

     1. under Digital Intellectual Property Rights, a non-exclusive, non-transferable, perpetual license, without the right to sublicense (except as otherwise provided herein) to design, develop, manufacture and have manufactured, and to market, distribute and sell worldwide AMD Licensed Products;

     2. under Digital Intellectual Property Rights, a non-exclusive, non-transferable, perpetual license, without the right to sublicense (except as otherwise provided herein), to use, modify, copy, and create derivative works of the Alpha Microprocessor Technology for the purpose of and to the extent required to enable AMD's exercise of the licenses to be granted pursuant to Paragraph II.A.1. of this Order;

     3. the right to grant sublicenses (without the right to grant further sublicenses) to no more than two third parties (as agreed to by Digital and AMD in the MOU) under rights granted to AMD in Paragraph II.A.1. above, to manufacture, use and sell AMD 64-bit
          Microprocessors;

     4. the right to provide Infrastructure Partners technology designed or developed by AMD, even if such technology incorporates certain Digital trade secrets or know-how contained in the Alpha Microprocessor Technology, and to grant sublicenses (without the right to grant further sublicenses) such third parties under such technology to make, have made, use or sell products (other than AMD 64-bit Microprocessors) based upon or incorporating such technology. "Infrastructure Partners" shall mean (subject to the terms of the MOU) chipset vendors, BIOS vendors, independent software vendors and other companies in the business of designing and selling products designed to operate with AMD Licensed Products;

     5. under Digital Intellectual Property Rights, a non-exclusive, non-transferable, perpetual license (without the right to sublicense) to use the CAD Tools, in object code form, and CAD Tool Documentation, for the sole purpose of assisting AMD internally in the design, development and manufacture of AMD Licensed Products and to make copies of the CAD Tool Documentation solely to the extent necessary to enable AMD to implement the terms of internal use licenses. Digital shall also grant AMD a non-exclusive, non-transferable license (without the right to sublicense) to one copy of the source code for each licensed CAD Tool for evaluation purposes only;

     6. under Digital Intellectual Property Rights, a non-exclusive, non-transferable, perpetual license (without the right to sublicense) to use internally the Software Products, in object code form, for the sole purpose of assisting AMD in the design, development and manufacture of Alpha Devices, AMD Devices and AMD Derivatives and in the generation and optimization of binary code for Alpha Devices, AMD Devices and AMD Derivatives;

     7. under Digital Intellectual Property Rights, a non-exclusive, non-transferable, perpetual license (without the right to sublicense) to modify, copy and create derivative works of the Software Tools, in object code and source code form, for internal use only, for the sole purpose of the generation and optimization of software code for Alpha Devices, AMD Devices and AMD Derivatives. AMD shall have the further right to provide and sublicense the Software Tools and modified versions thereof, in object code form, to independent software vendors ("ISVs") for internal use only, for the sole


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          purpose of generating and optimizing the ISVs' own binary code for operation on a computer system having an Alpha Device, AMD Device or AMD Derivative as a central processing unit. AMD and such ISVs will not have the right to market, distribute or sell any Software Tools, and shall not use the Software Tools to develop, market, distribute or sell a product similar to the Software Tools. Digital will also grant AMD a non-exclusive, non-transferable, perpetual license (without the right to sublicense) to one copy of the source code for each licensed Software Tool for evaluation purposes only;

     8. under Digital Intellectual Property Rights, (i) a non-exclusive, non-transferable, perpetual license (without the right to sublicense) to modify, copy and create derivative works of FX!32 Software, in object code and source code form, for internal use only, and (ii) a non-exclusive, non-transferable, perpetual license to reproduce and distribute FX!32 Software, in object code form, either directly or through AMD's authorized distribution channels in conjunction with sales to third parties of Alpha branded products. Digital FX!32 Software Updates shall be furnished by Digital to AMD on a royalty-free basis. Any modification, enhancements or adaptations to FX!32 Software developed by AMD shall be furnished by AMD to Digital under a non-exclusive, perpetual, transferable, royalty-free license, with the right to sublicense in object code or source code form; and

     9. under Digital Intellectual Property Rights, the right to modify or extend Digital's Alpha RISC Architecture, without approval from Digital, and to produce AMD Devices and AMD Derivatives implemented in accordance with such modified or extended architecture, if Digital fails to establish and implement a roadmap that advances the performance, as measured by speed, of then-current SPECint and/or then-current SPECfp, as appropriate, of the highest Alpha microprocessor by at least 25 percent every three years.

     B. Digital shall agree, if requested by the licensee, to submit all disputes of any license agreement described in Paragraph II.A. of this Order to binding arbitration. Respondent agrees to provide the Commission with ten (10) days notice of an intention to terminate any license agreement described in Paragraph II.A. of this Order. Other than the above limitations, nothing in this paragraph shall limit Digital's rights to seek redress for any breach of the license agreement described in Paragraph II.A. of this Order.

     C. A purpose of Paragraph II of this Order is to establish the Commission approved licensee as an independent provider of Alpha Devices in order to promote the Alpha Architecture and Alpha Devices as a viable and competitive microprocessor and to remedy the lessening of competition resulting from the effects of the Intel/Digital Settlement, as alleged in the Commission's complaint. Another purpose of Paragraph II of this Order is to establish the licensee as an independent provider of innovation in Alpha Device design while maintaining the ability of computer systems based on Alpha Devices supplied by Digital and computer systems based on Alpha Devices supplied by the licensee to run the same software and use the same non-microprocessor components.

     D. A condition of approval by the Commission of the licensee shall be the submission by the proposed licensee to the Commission of an acceptable business plan demonstrating that the licensee will use the Alpha Microprocessor Technology to develop, manufacture, market and sell a viable and competitive Alpha Device free of all direct or indirect continuing relationships with Intel in the


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     manufacture or sale of Alpha Devices.

     E. A condition of approval by the Commission of the license shall be the submission by Digital to the Commission of an acceptable business plan demonstrating the manner in which Digital shall support the licensee's efforts as required by Paragraph II of this Order.

     F. On reasonable notice to Digital from the licensee, Digital shall provide technical assistance and know-how related to such assistance to the licensee with respect to the manufacture of, and the provision of technical and engineering support for, all Alpha Devices to be manufactured or sold by the licensee. Such technical assistance shall include, without limitation, consultation with knowledgeable employees of Digital and training at the facilities of Digital. Digital may charge the reasonable costs incurred in providing such technical assistance, including reimbursement (commensurate with the salary and benefits of Digital personnel involved) for the time plus expenses of Digital personnel providing the technical assistance. Digital shall continue to provide such technical assistance until AMD is satisfied that it is capable of producing, and of developing for production, commercially saleable Alpha Devices; provided, however, Digital shall not be required to continue providing such technical assistance and training for more than two (2) years after the date on which the license required by Paragraph II.A. of this Order is approved by the Commission.

     G. Until expiration of the technical assistance obligations of Paragraph II.F. of this Order, Respondent shall take such actions as are necessary to maintain the viability and marketability of the Alpha Microprocessor Technology and Digital's Alpha RISC Architecture and to prevent the destruction, removal, wasting, deterioration, or impairment of any of these intellectual property assets.

                                      III.

IT IS FURTHER ORDERED that:

     A. Respondent shall grant a license, by the date this Order becomes final, to Samsung Electronics Co., Ltd. ("Samsung"), or a licensee that receives the prior approval of the Commission, and only in a manner that receives the prior approval of the Commission and is consistent with the framework of the License Agreement Between Digital and Samsung, dated June 5, 1996, the Supplemental License Agreement entered into between Digital and Samsung, dated April 4, 1998 (the "License Agreement") and the Alpha Marketing and Technology License Agreement entered into between Digital and Samsung, dated April 4, 1998 (the "Marketing Agreement"), which provide, inter alia:

     1. under applicable Digital Intellectual Property Rights, a non-exclusive, non-transferable, perpetual license, without the right to sublicense, to design, develop, and manufacture, and market, distribute and sell worldwide Samsung Devices and Samsung Alpha Architecture Devices;

     2. the right to receive from Digital the product technology package as set forth in the License Agreement and Digital know-how (specified in the License Agreement) necessary for the design of Samsung Devices; such technology package may be used by Samsung to design, develop and manufacture Samsung Alpha Architecture Devices and Samsung Derivatives under the terms of the License Agreement;

     3.   the right to have a third party design a portion of the Samsung Alpha
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          Architecture Device, provided that the third party design is undertaken for and on behalf of Samsung in accordance with the terms and conditions set forth in Section 4 of the License Agreement;

     4. under applicable Digital Intellectual Property Rights, a non-exclusive, non-transferable, perpetual license (without the right to sublicense) to use the CAD Tools, in object code form, and related documentation, for the sole purpose of assisting Samsung internally in the design, development and manufacture of Samsung Devices, Samsung Alpha Architecture Devices, Samsung Derivatives and Other Integrated Circuits in accordance with the terms and conditions set forth in
          Section 5 of the License Agreement, and to make copies of such documentation solely to the extent necessary to enable Samsung to implement the terms of such internal use licenses; and

     5. under applicable Digital Intellectual Property Rights, the right to reproduce and distribute FX!32 Software, in object code form (including any improvements and derivatives thereto made by Digital) for use with Alpha branded products.

     B. Digital shall agree, if requested by the licensee, to submit all disputes of any license agreement described in Paragraph III.A. of this Order to binding arbitration. Respondent agrees to provide the Commission with ten (10) days notice of an intention to terminate any license agreement described in Paragraph III.A. of this Order. Other than the above limitations, nothing in this paragraph shall limit Digital's rights to seek redress for any breach of the license agreement described in Paragraph III.A. of this Order.

     C. Digital shall enter into an agreement whereby it shall grant the licensee the non-exclusive right to market and sell the licensee's Alpha Devices under Digital's "AlphaPowered" trademark.

     D. Digital shall procure Alpha Devices from the licensee in accordance with
     Section 8 of the Marketing Agreement.

     E. A purpose of Paragraph III of this Order is to establish the licensee as an independent provider of Alpha Devices in order to promote the Alpha Architecture and Alpha Devices as a viable and competitive microprocessor and to remedy the lessening of competition resulting from the effects of the Intel/Digital Settlement, as alleged in the Commission's complaint. Another purpose of Paragraph III of this Order is to establish the licensee as an independent provider of innovation in Alpha Device design while maintaining the ability of computer systems based on Alpha Devices supplied by Digital and computer systems based on Alpha Devices supplied by the licensee to run the same software and use the same non-microprocessor components.

     F. A condition of approval by the Commission of the licensee shall be the submission by the proposed licensee to the Commission of an acceptable business plan demonstrating that the licensee will use the Alpha Microprocessor Technology to develop, manufacture, market and sell as a viable and competitive Alpha Device free of all direct or indirect continuing relationships with Intel in the manufacture or sale of Alpha Devices.

     G. A condition of approval by the Commission of the license shall be the submission by Digital to the Commission of an acceptable business plan demonstrating the manner in which Digital shall support the licensee's efforts as required by Paragraph III of this Order.


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      H. Digital shall provide the licensee consulting services and training as described in Section 2.1(c) of the License Agreement.

      I. Until expiration of the technical assistance obligations of Paragraph III.H. of this Order, Respondent shall take such actions as are necessary to maintain the viability and marketability of the Alpha Microprocessor Technology and Digital's Alpha RISC Architecture and to prevent the destruction, removal, wasting, deterioration, or impairment of any of these intellectual property assets.

                                       IV.

IT IS FURTHER ORDERED that within six months after the date this Order becomes final, Digital shall, subject to the prior approval of the Commission, enter into an agreement with IBM or some other company, whereby Digital will work with IBM or such other company to evaluate it as a foundry and provide IBM or such other company a report setting forth the steps necessary to become a qualified supplier of Digital Devices, Alpha Devices, and Digital Alpha Implementations to Digital under Digital's quality, performance and production criteria within six
(6) months after the date the Commission approves such agreement; provided, however, if Digital demonstrates to the Commission that the agreement is not necessary to achieve this purpose, then Digital need not submit any agreement pursuant to this Paragraph IV.

                                       V.

IT IS FURTHER ORDERED that Respondent shall comply with all requirements of any licenses or agreements entered pursuant to this Order, and such licenses or agreements are incorporated by reference into this Order and made a part hereof. Any failure by Respondent to comply with the requirements of such licenses or agreements shall constitute a failure to comply with this Order.

                                       VI.

IT IS FURTHER ORDERED that:

At any time after Respondent has signed the Agreement Containing Consent Order in this matter, the Commission may appoint an Interim Trustee to monitor Respondent's performance of its responsibilities as required by this Order and by any license or agreement implementing this Order, including, but not limited to, any license agreement between Digital and any licensee, as provided in Paragraphs II and III of this Order. Within ten (10) days after acceptance by the Commission for public comment of the Agreement Containing Consent Order, Respondent shall submit the name and qualifications of and contract with a person to serve as Interim Trustee.

1. The Interim Trustee shall have the power and authority to monitor Respondent's compliance with the terms of this Order and with the terms and compliance with any other agreement implementing this Order, including, but not limited to, any license agreement provided in Paragraphs II and III. The Interim Trustee may be the same trustee appointed pursuant to Paragraph VII.A. of this Order.

2. Respondent's agreement with the Interim Trustee shall confer on the Interim Trustee all the rights and powers necessary to permit the Interim Trustee to monitor Respondent's compliance with the terms of this order and any other agreement implementing this Order, including, but not limited to, any license agreement as provided in Paragraphs II and III.

3. The Interim Trustee shall serve until the licensees approved pursuant to Paragraphs II and III of this Order have received all the technology and assistance provided for in those Paragraphs. In no event, however, shall the Interim Trustee serve for more than two (2)


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     years from the date this Order becomes final.

4. The Interim Trustee shall have full and complete access to Respondent's personnel, books, records, documents, facilities and technical information relating to the research, development, manufacture, importation, distribution and sale of any product or technology covered by this Order, or to any other relevant information, as the Interim Trustee may reasonably request, including, but not limited to, all documents and records kept in the normal course of business that relate to the manufacture of any product covered by this Order. Respondent shall take no action to interfere with or impede the Interim Trustee's ability to monitor Respondent's compliance with Paragraphs II and III of this Order or any other agreement implementing this order, including, but not limited to, any license agreement as provided in Paragraphs II and III in this Order.

5. The Interim Trustee shall serve, without bond or other security, at the expense of Respondent, on such reasonable and customary terms and conditions as the Commission may set. The Interim Trustee shall have authority to employ, at the expense of Respondent, such consultants, accountants, attorneys and other representatives and assistants as are reasonably necessary to carry out the Interim Trustee's duties and responsibilities. The Interim Trustee shall account for all expenses incurred, including fees for his or her services, subject to the approval of the Commission.

6. Respondent shall indemnify the Interim Trustee and hold the Interim Trustee harmless against any losses, claims, damages, liabilities or expenses arising out of, or in connection with, the performance of the Interim Trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of, any claim whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the Interim Trustee.

7. If the Commission determines that the Interim Trustee has ceased to act or failed to act diligently, the Commission may appoint a substitute trustee.

8. The Commission may on its own initiative or at the request of the Interim Trustee issue such additional orders or directions as may be necessary or appropriate to assure compliance with the requirements of this Order and any other agreement implementing this Order, including, but not limited to, any license agreement as provided in Paragraphs II and III of this Order.

9. The Interim Trustee shall evaluate reports submitted to it or the Commission by Digital. The Interim Trustee shall report in writing concerning compliance by Respondent with the provisions of Paragraphs II and III of this Order to the Commission every three (3) months from the date Respondent signs the Agreement Containing Consent Order until the term of the Interim Trustee expires, as provided above. Such reports shall include at least the following:

          a. whether Respondent has executed the licenses and agreements required under Paragraphs II and III of this Order;

          b. whether Respondent has given the Interim Trustee access to records as required by Paragraph VI.4. of this Order;

          c. whether licensees have issued any sublicenses under Paragraphs II and III of this Order; the names, addresses, and phone numbers of any such sublicensee; and the purpose and terms under which these persons have been given sublicenses;

          d. whether and the degree to which Digital has provided the technical assistance and know-how to licensees as required under Paragraphs II.F. and III.H. of this Order;

          e. whether Digital has refused to allow any licensee to sublicense any person;

          f. whether licensees are making any good faith efforts to develop or sell any of the products covered by licenses under Paragraphs II and III of this Order, and, to the extent such sales have been made, the gross sales levels; and

          g. the progress of Digital and any licensee in implementing their Commission-approved business plans and the extent to which the agreement is satisfying Paragraphs II.D. and E. and III.F. and G. of this Order.

                                      VII.

IT IS FURTHER ORDERED that:

     A. If Digital has not executed the licenses and agreements, and received the Commission's approval for such licenses and agreements, required by Paragraphs II and III of this Order, then the Commission may appoint a trustee to grant the licenses or enter into agreements consistent with the terms set forth in Paragraphs II and III of this Order. The trustee shall have all rights and powers necessary to permit the trustee to enter into the licenses and agreements so as to expeditiously accomplish the remedial purposes of this Order. In the event the Commission or the Attorney General brings an action pursuant to Section 5(l) of the Federal Trade Commission Act, 15 U.S.C. ss. 45(l), or any other statute enforced by the Commission, Digital shall consent to the appointment of a trustee in such action. Neither the appointment of a trustee nor a decision not to appoint a trustee under this Paragraph shall preclude the Commission or the Attorney General from seeking civil penalties or any other relief (including, but not limited to, a court-appointed trustee) pursuant to the Federal Trade Commission Act or any other statute, for any failure by any of the Respondent to comply with this Order.

     B. If a trustee is appointed by the Commission or a court pursuant to Paragraph VII.A. of this Order, Digital shall consent to the following terms and conditions regarding the trustee's powers, duties, authority, and responsibilities:

     1. The Commission shall select the trustee, who shall be a person with experience and expertise in acquisitions and licenses.

     2. Subject to the prior approval of the Commission, the trustee shall have the exclusive power and authority to enter into the licenses and agreements required by Paragraphs II and III of this Order in order to accomplish the remedial purposes of this Order.

     3. Within ten (10) days after appointment of the trustee, Respondent shall execute a trust agreement that, subject to the prior approval of the Commission (and, in the case of a court-appointed trustee, of the court), transfers to the trustee all rights and powers necessary to permit the trustee to enter into the licenses and agreements required by Paragraphs II and III of this Order so as to expeditiously accomplish the remedial purposes of this Order.

     4. The trustee shall have twelve (12) months from the date the trust agreement is approved by the Commission to accomplish the license required by this Order, which shall be subject to the prior approval of the Commission. If, however, at the end of the twelve (12) month period, the trustee has submitted a plan of license or believes that license can be achieved within a reasonable time, the license period may be extended by the Commission (or, in the case of a court-appointed trustee, by the court); provided, however, the Commission may extend this period only two (2) times.

     5. The trustee shall have full and complete access to the personnel, books, records, and facilities related to the Alpha Devices or Digital, or to any other relevant information, as the trustee may request. Digital shall develop such financial or other information as such trustee may request and shall cooperate with the trustee. Respondent shall take no action to interfere with or impede the trustee's accomplishment of the license. Any delays in licensing caused by the Respondent shall extend the time for licensing under this Paragraph VII in an amount equal to the delay, as determined by the Commission (or, in the case of a court-appointed trustee, by the court).

     6. The trustee shall use his or her best efforts to negotiate the most favorable price and terms available in each contract that is submitted to the Commission, subject to the absolute and unconditional obligation of Digital to license at no minimum price; provided, however, that the trustee shall not negotiate any price or terms with AMD less favorable to Respondent than those set forth in the MOU referred to in Paragraph II of this Order. The license shall be made in the manner, and to the licensee or licensees, as set out in Paragraphs II and III of this Order; provided, however, if the trustee receives bona fide offers from more than one licensee, and if the Commission approves more than one such licensee, then the trustee shall license to the entity or entities selected by Digital from among those approved by the Commission.

     7. The trustee shall serve, without bond or other security, at the cost and expense of Digital, on such reasonable and customary terms and conditions as the Commission or a court may set. The trustee shall have authority to employ, at the cost and expense of Digital, such consultants, accountants, attorneys, investment bankers, business brokers, appraisers, and other representatives and assistants as are necessary to carry out the trustee's duties and responsibilities. The trustee shall account for all monies derived from the license and all expenses incurred. After approval by the Commission (and, in the case of a court-appointed trustee, by the court) of the account of the trustee, including fees for his or her services, all remaining monies shall be paid at the direction of Digital and the trustee's power shall be terminated. The trustee's compensation shall be based at least in significant part on a commission arrangement (based on sales price) contingent on the trustee's accomplishing the license required by this Order.

     8. Digital shall indemnify the trustee and hold the trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the trustee.

     9. If the trustee ceases to act or fails to act diligently, a substitute trustee shall be appointed in the same manner as provided in Paragraph VII.A. of this Order.

     10. The Commission (or, in the case of a court-appointed trustee, the court) may on its own initiative or at the request of the trustee issue such additional orders or directions as may be necessary or appropriate to accomplish the license required by this Order.

     11. The trustee shall have no obligation or authority to operate or maintain the Alpha Microprocessor Technology.

     12. The trustee shall report in writing to Digital and the Commission every thirty (30) days concerning the trustee's efforts to accomplish the license.

                                      VIII.

IT IS FURTHER ORDERED that within thirty (30) days after the date this Order becomes final, and every thirty (30) days thereafter until Respondent has granted the licenses and agreements required by the provisions of Paragraphs II, III and IV of this Order, Respondent shall submit to the Commission verified written reports setting forth in detail the manner and form in which Respondent intends to comply, is complying, and has complied with Paragraphs II, III and IV of this Order. Respondent shall include in its compliance reports, among other things that are required from time to time, a full description of the efforts being made to comply with Paragraphs II, III and IV of the Order, including a description of all substantive contacts or negotiations for the license and the identity of all parties that have contacted Respondent or that have been contacted by Respondent.

                                       IX.

IT IS FURTHER ORDERED that one (1) year from the date this Order becomes final, annually for the next six (6) years on the anniversary of the date this Order becomes final, and at such other times as the Commission may require, Respondent shall file a verified written report with the Commission setting forth in detail the manner and form in which it has complied and is complying with the licenses and agreements required by Paragraphs II, III, and IV of this Order.

                                       X.

IT IS FURTHER ORDERED that Respondent shall notify the Commission at least thirty (30) days prior to any proposed change in the corporate Respondent, such as dissolution, assignment, sale resulting in the emergence of a successor corporation, the creation or dissolution of subsidiaries, or any other change in Respondent that may affect compliance obligations arising out of the Order.

                                       XI.

IT IS FURTHER ORDERED that, for the purpose of determining or securing compliance with this Order, Respondent shall permit any duly authorized representatives of the Commission:

     A. During office hours and in the presence of counsel, access to facilities and access to inspect and copy all books, ledgers, accounts, correspondence, memoranda and other records and documents in the possession or under the control of Respondent relating to any matters contained in this Order; and

     B. Upon five (5) days notice to Respondent, and without restraint or interference, to interview officers, employees, or agents of Respondent.

                                      XII.

IT IS FURTHER ORDERED that this order shall terminate on June 16, 2005.

Signed this 17th day of April, 1998.

DIGITAL EQUIPMENT CORPORATION

By: /s/ Thomas C. Siekman
   -------------------------------
Thomas C. Siekman
Senior Vice President and
General Counsel

By: /s/ James P. Shaughnessy
   -------------------------------
James P. Shaughnessy
Vice President and Assistant
General Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP

By: /s/ C. Benjamin Crisman, Jr.
   -------------------------------
C. Benjamin Crisman, Jr.

/s/ Michael L. Weiner
----------------------------------
Michael L. Weiner
1440 New York Avenue, N.W.
Washington, D.C. 20005
Counsel for Digital Equipment
Corporation

BUREAU OF COMPETITION

/s/ John O'Hara Horsley
----------------------------------
John O'Hara Horsley
Deputy Assistant Director
Counsel for the
Federal Trade Commission

APPROVED:

/s/ Joseph G. Krauss
----------------------------------
Joseph G. Krauss
Assistant Director
Bureau of Competition

/s/ Willard K. Tom
----------------------------------
Willard K. Tom
Deputy Director
Bureau of Competition

/s/ William J. Baer
----------------------------------
William J. Baer
Director
Federal Trade Commission